                                                                      EXHIBIT 99


            Press Release of Brady Corporation, dated May 19, 2004.

For More Information:
Investor contact:  Barbara Bolens  414-438-6940
Media contact:  Carole Herbstreit 414-438-6882

BRADY REPORTS RECORD THIRD QUARTER WITH DOUBLE-DIGIT GROWTH IN SALES AND
EARNINGS

MILWAUKEE (May 19, 2004)--Brady Corporation (NYSE: BRC), a world leader in identification solutions, today announced record earnings for its fiscal 2004 third quarter ended April 30, 2004.

         Sales for the quarter were $180.9 million compared to $142.0 million, in the third quarter last year, an increase of 27.4 percent. Sales growth in the quarter was comprised of core business growth of 10.8 percent, growth from acquisitions of 8.9 percent and a positive currency impact of 7.7 percent. In the third quarter, regional core business grew 7.3 percent in the Americas, 8.4 percent in Europe, and 37.5 percent in Asia Pacific.

         Net income for the quarter was $16.4 million compared to $8.6 million in the same quarter last year. Earnings per diluted Class A Common Share were $0.68, up 84.0 percent from $0.37 per share reported in the fiscal 2003 third quarter.

         Sales for the nine months ended April 30, 2004, rose 18.4 percent to $485.7 million compared to $410.2 million in the same period last year. Net income for the period was $34.8 million compared to $19.6 million, or $1.46 per share compared to $0.83 per share in the period last year, an increase of 75.9 percent.

         "We are encouraged to see growth in our core businesses returning to healthy levels in all geographic regions," said Brady President and Chief Executive Officer Frank M. Jaehnert. "Our efforts to control costs and boost productivity, combined with a favorable currency impact, improvement in end-user markets in the Americas and Europe, and continued strength in Asia Pacific, have delivered a strong bottom line for the company. We are also pleased to announce that we have attained regulatory approval for the purchase of EMED Co. and will be completing this transaction in a few days."

         "We are refining our guidance for our fiscal year ending July 31, 2004," said Brady Chief Financial Officer David Mathieson. "We expect sales of between $645 to $655 million with net income of between $47 to $49 million or $1.96 to $2.04 per diluted Class A Common Share. This includes approximately $3 million in tax benefit which we expect to recognize upon finalization of a federal tax audit in the fourth quarter. This guidance does not include the impact of acquiring EMED Co.

         "Looking long-term over the next 5 years, we are targeting 10-percent annual sales growth with half coming from acquisitions and half coming from our core business. We are also looking to improve our net income rate each year to reach 10 percent of sales over the same time period. Key to achieving these targets are new proprietary products, attractive acquisitions, continuous productivity improvement and a reasonably stable economic environment."

         A Web cast of a conference call regarding the company's fiscal 2004 third quarter results will be available at www.investor.bradycorp.com beginning at 8:00 a.m. Central Time today.

         Brady is an international manufacturer and marketer of identification and materials solutions, with products including labels, signs, precision die-cut materials, printing systems, software, and label-application and data-collection systems for electronics, telecommunications, manufacturing, electrical, and a variety of other markets. Founded in 1914, Brady is headquartered in Milwaukee and employs about 3,500 people in operations in the United States, Europe, Asia/Pacific, Latin America and Canada. More information is available on the Internet at www.bradycorp.com.

                                       ###

This news release contains forward-looking information, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking information in this release involves risks and uncertainties, including, but not limited to, domestic and international economic conditions and growth rates; fluctuations in currency exchange rates for international currencies versus the U.S. dollar; the successful implementation of a new enterprise-resource-planning system; the ability of the company to acquire, integrate and achieve anticipated synergies from new businesses; the ability of the company to adjust its cost structure to changes in levels of sales and product mix in a timely manner; variations in the economic or political conditions in the countries in which the company does business; technology changes; and the continued availability of sources of supply. Brady cautions that forward-looking statements are not guarantees, since there are inherent difficulties in predicting future results, and that actual results could differ materially from those expressed or implied in forward-looking statements.

Information by regional segment for the three and nine months ended April 30, 2004 and 2003 is as follows:



            (Dollars in thousands)                    Americas         Europe           Asia         Corporate         Total
            ----------------------                    --------         ------           ----         ---------         -----
SALES TO EXTERNAL CUSTOMERS
Three months ended:
   April 30, 2004                                      $89,251         $69,683         $21,920                       $180,854
   April 30, 2003                                       76,536          50,838          14,581                        141,955

Nine months ended:
   April 30, 2004                                     $243,539        $183,308         $58,861                       $485,708
   April 30, 2003                                      224,899         143,801          41,482                        410,182

SALES GROWTH INFORMATION
Three months ended April 30, 2004:
    Base                                                  7.3%            8.4%           37.5%                          10.8%
    Currency                                              1.4%           15.6%           12.8%                           7.7%
    Acquisitions                                          7.9%           13.1%            0.0%                           8.9%
      Total                                              16.6%           37.1%           50.3%                          27.4%

Nine months ended April 30, 2004:
    Base                                                 (1.0)%           0.5%           30.2%                           2.6%
    Currency                                              1.6%           14.8%           11.7%                           7.3%
    Acquisitions                                          7.7%           12.2%            0.0%                           8.5%
      Total                                               8.3%           27.5%           41.9%                          18.4%

SEGMENT PROFIT (LOSS)
Three months ended:
   April 30, 2004                                      $17,991         $19,461          $6,520        $(1,067)        $42,905
   April 30, 2003                                       12,670          11,729           3,298           (847)         26,850
      Percentage increase                                42.0%           65.9%           97.7%           26.0%          59.8%

Nine months ended:
   April 30, 2004                                      $42,605         $48,256         $16,849        $(3,037)       $104,673
   April 30, 2003                                       32,530          33,023          10,078         (2,503)         73,128
      Percentage increase                                31.0%           46.1%           67.2%           21.3%          43.1%

PROFIT RECONCILIATION (Dollars in thousands)
                                                           Three months ended:               Nine months ended:
                                                   --------------------------------   --------------------------------
                                                   April 30, 2004    April 30, 2003   April 30, 2004    April 30, 2003
                                                   --------------    --------------   --------------    --------------
Total profit for reportable segments                   $43,972           $27,697         $107,710           $75,631
Corporate and eliminations                              (1,067)             (847)          (3,037)           (2,503)
Unallocated amounts:
    Administrative costs:                              (17,415)          (14,055)         (47,952)          (41,682)
    Interest - net                                         138               148              363               528
    Foreign exchange                                      (429)              806             (826)              194
    Restructuring charge, net                             (455)               -            (2,274)               -
    Other                                               (1,318)             (720)          (2,909)           (2,448)
        Income before income taxes                     $23,426           $13,029          $51,075           $29,720

BRADY CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND INCOME RETAINED IN THE BUSINESS

(Dollars in Thousands, Except Per Share Amounts)

                                                                                     (Unaudited)
                                                     -----------------------------------------------------------------------------
                                                         Three Months Ended April 30,            Nine Months Ended April 30,
                                                     -------------------------------------  --------------------------------------
                                                                                Percentage                              Percentage
                                                       2004         2003           Change     2004         2003           Change
                                                     ---------    ---------     ----------  ---------    ---------      ----------
Net sales                                            $ 180,854    $ 141,955         27.4%   $ 485,708    $ 410,182         18.4%
Cost of products sold                                   85,980       68,826         24.9%     233,841      203,180         15.1%
                                                     ---------    ---------                 ---------    ---------
   Gross margin                                         94,874       73,129         29.7%     251,867      207,002         21.7%

Operating expenses:
   Research and development                              6,210        5,165         20.2%      16,680       13,808         20.8%
   Selling, general and administrative                  64,490       55,890         15.4%     181,373      164,197         10.5%
   Restructuring charge - net                              455           --                     2,274           --
                                                     ---------    ---------                 ---------    ---------
Total operating expenses                                71,155       61,055         16.5%     200,327      178,005         12.5%

Operating income                                        23,719       12,074         96.4%      51,540       28,997         77.7%

Other income and (expense):
   Investment and other (expense) income                  (288)         977      -129.48%        (429)         788      -154.44%
   Interest expense                                         (5)         (22)       -77.3%         (36)         (65)       -44.6%
                                                     ---------    ---------                 ---------    ---------

Income before income taxes                              23,426       13,029         79.8%      51,075       29,720         71.9%

Income taxes                                             7,027        4,432         58.6%      16,290       10,107         61.2%
                                                     ---------    ---------                 ---------    ---------

Net income                                              16,399        8,597         90.8%      34,785       19,613         77.4%

Income retained in business at beginning of period     299,563      289,508          3.5%     290,805      287,674          1.1%

Less:
  Redemption premium on preferred stock                     --           --                        --         (171)
  Common stock dividends                                (4,873)      (4,543)         7.3%     (14,501)     (13,554)         7.0%

Income retained in business at end of period         $ 311,089    $ 293,562          6.0%   $ 311,089    $ 293,562          6.0%
                                                     =========    =========                 =========    =========
Net income per Class A Nonvoting Common Share

                                        Basic        $    0.69    $    0.37         86.5%   $    1.48    $    0.84         76.2%
                                                     =========    =========                 =========    =========
                                        Diluted      $    0.68    $    0.37         83.8%   $    1.46    $    0.83         75.9%
                                                     =========    =========                 =========    =========

Net income per Class B Voting Common Share

                                        Basic        $    0.69    $    0.37         86.5%   $    1.45    $    0.81         79.0%
                                                     =========    =========                 =========    =========
                                        Diluted      $    0.68    $    0.37         83.8%   $    1.43    $    0.80         78.8%
                                                     =========    =========                 =========    =========



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BRADY CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

(DOLLARS IN THOUSANDS)

                                                                                   APRIL 30, 2004     JULY 31, 2003
                                                                                   --------------     -------------
                                                                                    (UNAUDITED)
                                     ASSETS

CURRENT ASSETS:
   Cash and cash equivalents                                                         $  79,831           $  76,088
   Accounts receivable, less allowance for losses ($3,651 and
      $3,166, respectively)                                                            101,800              80,162
   Inventories                                                                          45,189              36,564
   Prepaid expenses and other current assets                                            22,125              22,343
                                                                                     ---------           ---------

      TOTAL CURRENT ASSETS                                                             248,945             215,157

OTHER ASSETS:
   Goodwill                                                                            159,122             130,667
   Other                                                                                25,904              24,455
                                                                                     ---------           ---------

                                                                                       185,026             155,122
PROPERTY, PLANT AND EQUIPMENT:
   Cost:
      Land                                                                               5,244               5,172
      Buildings and improvements                                                        54,658              51,471
      Machinery and equipment                                                          149,233             139,007
      Construction in progress                                                           1,858               3,245
                                                                                     ---------           ---------

                                                                                       210,993             198,895
   Less accumulated depreciation                                                       131,119             119,655
                                                                                     ---------           ---------

      NET PROPERTY, PLANT AND EQUIPMENT                                                 79,874              79,240
                                                                                     ---------           ---------

TOTAL                                                                                $ 513,845           $ 449,519
                                                                                     =========           =========

                    LIABILITIES AND STOCKHOLDERS' INVESTMENT

CURRENT LIABILITIES:
   Accounts payable                                                                  $  33,240           $  28,470
   Wages and amounts withheld from employees                                            33,580              30,619
   Taxes, other than income taxes                                                        4,563               2,492
   Accrued income taxes                                                                 20,000              11,449
   Other current liabilities                                                            22,675              17,320
   Short-term borrowings and current maturities on long-term debt                           32                 929
                                                                                     ---------           ---------

      TOTAL CURRENT LIABILITIES                                                        114,090              91,279

LONG-TERM OBLIGATIONS, LESS CURRENT MATURITIES                                              28                 568

OTHER LIABILITIES                                                                       20,657              18,711
                                                                                     ---------           ---------

      TOTAL LIABILITIES                                                                134,775             110,558

STOCKHOLDERS' INVESTMENT:
   Common stock:
      Class A nonvoting common stock - Issued and outstanding, 21,990,249                  220                 216
         and 21,558,265 shares, respectively
      Class B voting common stock - Issued and outstanding 1,769,314 shares                 18                  18
   Additional paid-in capital                                                           60,870              47,464
   Income retained in the business                                                     311,089             290,805
   Treasury Stock - 34,657 and 18,262 shares, at cost                                   (1,074)               (509)
   Cumulative other comprehensive income                                                 8,315               1,595
   Other                                                                                  (368)               (628)
                                                                                     ---------           ---------

      TOTAL STOCKHOLDERS' INVESTMENT                                                   379,070             338,961
                                                                                     ---------           ---------

TOTAL                                                                                $ 513,845           $ 449,519
                                                                                     =========           =========


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BRADY CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in Thousands)

                                                                                                          (Unaudited)
                                                                                                       Nine Months Ended
                                                                                                            April 30
                                                                                                    2004               2003
Operating activities:
Net income                                                                                        $ 34,785           $ 19,613
Adjustments to reconcile net income to net cash provided by operating activities:
  Depreciation and Amortization                                                                     14,654             13,112
  Loss on sale or disposal of property, plant & equipment                                              111                 71
  Provision for losses on accounts receivable                                                        1,116                833
  Non-cash portion of stock-based compensation expense                                                 791                185
  Net restructuring charge accrued liability                                                         2,178                 --
  Changes in operating assets and liabilities (net of effects of business acquisitions):
     Accounts receivable                                                                           (14,216)            (1,159)
     Inventory                                                                                      (4,677)             2,713
     Prepaid expenses and other assets                                                                (144)            (1,468)
     Accounts payable, accrued expenses and other liabilities                                        3,298              1,943
     Income taxes                                                                                    9,586              4,628
                                                                                                  --------           --------
        Net cash provided by operating activities                                                   47,482             40,471

Investing activities:
  Acquisition of businesses, net of cash acquired                                                  (30,728)           (20,906)
  Termination of capital lease                                                                          --               (791)
  Purchases of property, plant and equipment                                                       (10,616)           (11,593)
  Proceeds from sale of property, plant and equipment                                                  281                 56
  Other                                                                                             (1,358)              (198)
                                                                                                  --------           --------
        Net cash used in investing activities                                                      (42,421)           (33,432)

Financing activities:
  Payment of dividends                                                                             (14,854)           (13,725)
  Proceeds from issuance of common stock                                                            10,745              2,040
  Principal payments on debt                                                                        (1,563)              (210)
  Redemption of preferred stock                                                                         --             (2,855)
  Purchase of treasury stock                                                                          (564)              (377)
                                                                                                  --------           --------
        Net cash used in financing activities                                                       (6,236)           (15,127)

                                                                                                  --------           --------
Effect of exchange rate changes on cash                                                              4,918                750

Net increase (decrease) in cash and cash equivalents                                                 3,743             (7,338)
                                                                                                  --------           --------

Cash and cash equivalents, beginning of period                                                      76,088             75,969

Cash and cash equivalents, end of period                                                          $ 79,831           $ 68,631
                                                                                                  ========           ========

Supplemental disclosures:
Cash paid during the period for:
  Interest                                                                                        $     73           $     38
  Income taxes, net of refunds                                                                       7,552              8,045
Acquisitions:
  Fair value of asset acquired, net of cash                                                       $ 14,784           $ 14,460
  Liabilities assumed                                                                               (8,916)            (9,264)
  Goodwill                                                                                          24,860             15,710
                                                                                                  --------           --------
        Net cash paid for acquisitions                                                            $ 30,728           $ 20,906
                                                                                                  ========           ========

Termination of capital lease:
  Disposition of capital assets                                                                   $     --           $ (2,574)
  Settlement of capital lease liability                                                                 --              3,365
                                                                                                  --------           --------
        Net cash paid for termination of capital lease                                            $     --           $    791
                                                                                                  ========           ========